Exhibit 24.1

                             ROBERT WHITE ASOCIATES
                          CERTIFIED PUBLIC ACCOUNTANTS

                         Report of Independent Auditors

         We consent to the incorporation by reference in the Regiatration Statement of SATX CORPORATION on Form S-8 of our report appearing in the incorporated by reference Annual Report on Form 10-KSB of SATX CORPORATION for the year ended December 31, 1999.


                                        /s/ ROBERT WHITE ASSOCIATES
                                        ---------------------------------------
                                        Robert White Associates
                                        Certified Public Accountants


January 29, 2001


                 988 Ohio Pike, Suite 2, Cincinnati, Ohio 45245